Impairment of Non-current Assets	12 Months Ended
Jun. 30, 2021
Text block [abstract]
Impairment of non-current assets
13    Impairment of
non-current
assets

		2021
Cash generating unit	Segment	Property, plant and equipment	Goodwill and other intangibles	Equity- accounted investment	Total
		US$M	US$M	US$M	US$M
New South Wales Energy Coal	Coal	1,025	32	–	1,057
Cerrejón	Coal	–	–	466	466
Potash	G&U	1,314	–	–	1,314
Other	Various	244	20	–	264

Total impairment of non-current assets		2,583	52	466	3,101

Reversal of impairment		–	–	–	–

Net impairment of non-current assets		2,583	52	466	3,101

		2020
Cash generating unit	Segment	Property, plant and equipment	Goodwill and other intangibles	Equity- accounted investment	Total
		US$M	US$M	US$M	US$M
Cerro Colorado	Copper	409	–	–	409
Other	Various	85	–	–	85

Total impairment of non-current assets		494	–	–	494

Reversal of impairment		–	–	–	–

Net impairment of non-current assets		494	–	–	494

Recognition and measurement
Impairment tests for all assets are performed when there is an indication of impairment, although goodwill is tested at least annually. If the carrying amount of the asset exceeds its recoverable amount, the asset is impaired and an impairment loss is charged to the income statement so as to reduce the carrying amount in the balance sheet to its recoverable amount.
Previously impaired assets (excluding goodwill) are reviewed for possible reversal of previous impairment at each reporting date. Impairment reversal cannot exceed the carrying amount that would have been determined (net of depreciation) had no impairment loss been recognised for the asset or cash generating units (CGUs). There were no reversals of impairment in the current or prior year.
How recoverable amount is calculated
The recoverable amount is the higher of an asset’s or CGUs fair value less cost of disposal (FVLCD) and its value in use (VIU). For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows.
Valuation methods
Fair value less cost of disposal
FVLCD is an estimate of the amount that a market participant would pay for an asset or CGU, less the cost of disposal. FVLCD for mineral and petroleum assets is generally determined using independent market assumptions to calculate the present value of the estimated future post-tax
cash flows expected to arise from the continued use of the asset, including the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost, and its eventual disposal where a market participant may take a consistent view. Cash flows are discounted using an appropriate post-tax
market discount rate to arrive at a net present value of the asset, which is compared against the asset’s carrying value. FVLCD may also take into consideration other market-based indicators of fair value.
Value in use
VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal or closure. VIU is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) to a FVLCD calculation.
Impairment of
non-current
assets (excluding goodwill)
The Group recognised the following impairments to
non-current
assets during the year:
Year ended 30 June 2021	NSWEC	Cerrejón	Potash
What has been recognised?	At 30 June 2021, the Group determined the overall recoverable amount of the CGU to be negative US$300 million, resulting in an aggregate impairment to property, plant and equipment and intangibles of US$1,057 million for FY2021.	At 30 June 2021, the Group determined the recoverable amount to be US$284 million, being the agreed sale proceeds of US$294 million adjusted for transaction costs, resulting in an aggregate impairment of US$466 million for FY2021.	At 30 June 2021, the Group determined the recoverable amount to be US$3.3 billion, resulting in an impairment charge of US$1.3 billion against property, plant and equipment.
What were the drivers of impairment?	The impairment charges reflect the status of the divestment process and the forecast market conditions for Australian thermal coal, the strengthening Australian dollar and changes to the mine plan.	On 28 June 2021, the Group announced that it had signed a Sale and Purchase Agreement with Glencore to divest its interest in Cerrejón.	The impairment charge against the Group’s Potash assets reflects an analysis of recent market perspectives and the value that the Group would now expect a market participant to attribute to the Group’s investments to date.
How were the valuations calculated?	The 30 June 2021 valuation represents VIU, applying discounted cash flow (DCF) techniques (1) .	The 30 June 2021 valuation represents a FVLCD based on the expected net sale proceeds of US$284 million (1) .	The 30 June 2021 valuation was determined using FVLCD methodology, applying DCF techniques (1) .
What were the significant assumptions and estimates used in the valuations?
The valuation for NSWEC is most sensitive to changes in energy coal prices, estimated future production volumes and discount rates. The valuation applied a post-tax
real discount rate of 6.5 per cent. The post-impairment carrying value of NSWEC’s property, plant and equipment is not material, therefore any changes to key estimates will not give rise to a further material impairment.

The valuation for Potash is most sensitive to changes in the long-term potash price outlook and the risking applied to the future development phases of the potash resource. The valuation applied a post-tax
real discount rate of 6.5 per cent. In August 2021, the Group sanctioned the ongoing development of Potash following a comprehensive review of the future prospects and development opportunities. In light of this investment approval and the risking applied in the current valuation, management does not consider there to be a significant risk of a further material impairment in the next financial reporting period.

Key judgements and estimates that have been applied in the valuations using DCF techniques are disclosed further below.

(1)	Valuations are based primarily on Level 3 inputs as defined in note 23 ‘Financial risk management’.
Impairment test for goodwill
The carrying amount of goodwill has been allocated to the CGUs, or groups of CGUs, as follows:

	2021	2020
Cash generating unit	US$M	US$M Restated
Olympic Dam (1)	1,010	1,010
Other	187	187

Total goodwill	1,197	1,197

(1)
Goodwill has been restated to reflect changes to the Group’s accounting policy following a decision by the IFRS Interpretations Committee on IAS 12 ‘Income Taxes’, resulting in the retrospective recognition of US$950 million of Goodwill at Olympic Dam. Refer to note 39 ‘New and amended accounting standards and interpretations and changes to accounting policies’ for further information.

For the purpose of impairment testing, goodwill has been allocated to CGUs or groups of CGUs, that are expected to benefit from the synergies of previous business combinations, which represent the level at which management will monitor and manage goodwill. Olympic Dam goodwill is the most significant goodwill balance.

Olympic Dam goodwill
Impairment test conclusion
The Group’s decision during HY2021 to change the expansion strategy for Olympic Dam was identified as an indicator of impairment as at 31 December 2020. The Group performed an impairment test of the Olympic Dam CGU, including goodwill, as at 31 December 2020 and an impairment charge was not required. A goodwill impairment test was not required at 30 June 2021 as there were no indicators of impairment.

How did the goodwill arise?	Goodwill arose on the acquisition of WMC Resources Ltd in June 2005.

Segment	Olympic Dam is part of the Copper reportable segment.

How were the valuations calculated?
FVLCD methodology using DCF techniques has been applied in determining the recoverable amount of Olympic Dam. The calculation is based primarily on Level 3 inputs as defined in note 23 ‘Financial risk management’

Significant assumptions and sensitivities
The current valuation of Olympic Dam exceeds its carrying amount by approximately US$1.8 billion and is most sensitive to changes in copper and gold commodity prices, production volumes, operating costs and discount rates. The valuation applied a post-tax
real discount rate of 6 per cent.

Management consider that there are no reasonably possible changes in copper and gold price forecasts, operating cost estimates or the discount rate that would, in isolation, result in the estimated recoverable amount being equal to the carrying amount.

A production volume decrease of 4.8 per cent across all commodities (copper, gold, silver and uranium) would, in isolation, result in the estimated recoverable amount being equal to the carrying amount. Typically, changes in any one of the aforementioned assumptions (including operating performance) would be accompanied by a change in another assumption which may have an offsetting impact. Action is usually taken to respond to adverse changes in assumptions to mitigate the impact of any such change.

Key judgements and estimates that have been applied in the FVLCD valuation are disclosed further below.

Other goodwill
Goodwill held by other CGUs is US$187 million (2020: US$187 million). This represents less than one per cent of net assets at 30 June 2021 (2020: less than one per cent). There was no impairment of other goodwill in the year to 30 June 2021 (2020: US$ nil).

Key judgements and estimates

Judgements: Assessment of indicators of impairment or impairment reversal and the determination of CGUs for impairment purposes require significant management judgement.

Indicators of impairment may include changes in the Group’s operating and economic assumptions, including those arising from changes in reserves or mine planning, updates to the Group’s commodity supply, demand and price forecasts, or the possible additional impacts from emerging risks such as those related to climate change and the transition to a low carbon economy and pandemics similar to COVID
-19.

Climate change

Impacts related to climate change and the transition to a lower carbon economy may include:

•   demand for the Group’s commodities decreasing, due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change, resulting in a proportion of a CGU’s reserves becoming incapable of extraction in an economically viable fashion

• physical impacts related to acute risks resulting from increased severity of extreme weather events, and those related to chronic risks resulting from longer-term changes in climate patterns

The Group continues to develop its assessment of the potential impacts of climate change and the transition to a low carbon economy. As outlined in the Basis of Preparation, where sufficiently developed, the potential financial impacts on the Group of climate change and the transition to a low carbon economy have been considered in the assessment of indicators of impairment, including:

• the Group’s current assumptions relating to demand for commodities and carbon pricing, including their impact on the Group’s long-term price forecasts

• the Group’s operational emissions reduction strategy

COVID-19

The macro economic disruptions relating to
COVID-19
and mitigating actions enforced by health authorities create uncertainty in the Group’s operating and economic assumptions, including commodity prices, demand and supply volumes, operating costs, and discount rates.

However, given the long-lived nature of the majority of the Group’s assets,
COVID-19
did not, in isolation, result in the identification of indicators of impairment for the Group’s asset values at 30 June 2021.

Due to ongoing uncertainty as to the extent and duration of
COVID-19
restrictions and the overall impact on economic activity, actual experience may materially differ from internal forecasts and may result in the reassessment of indicators of impairment for the Group’s assets in future reporting periods.

Estimates: The Group performs a recoverable amount determination for an asset or CGU when there is an indication of impairment or impairment reversal.

When the recoverable amount is measured by reference to FVLCD, in the absence of quoted market prices or binding sale agreement, estimates are made regarding the present value of future post-tax
cash flows. These estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, capital expenditure, closure and rehabilitation costs, tax attributes, risking factors applied to cash flows and discount rates. The cash flow forecasts may include net cash flows expected from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Reserves are included in the assessment of FVLCD to the extent that it is considered probable that a market participant would attribute value to them.

When recoverable amount is measured using VIU, estimates are made regarding the present value of future cash flows based on internal budgets and forecasts and life of asset plans. Key estimates are similar to those identified for FVLCD, although some assumptions and values may differ as they reflect the perspective of management rather than a market participant.

All estimates require management judgements and assumptions and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets/CGUs at each reporting date.

The most significant estimates impacting the Group’s recoverable amount determinations:
Commodity prices
Commodity prices were based on latest internal forecasts which assume short-term market prices will revert to the Group’s assessment of long-term price. These price forecasts reflect management’s long-term views of global supply and demand, built upon past experience of the commodity markets and are benchmarked with external sources of information such as analyst forecasts. Prices are adjusted based upon premiums or discounts applied to global price markers based on the location, nature and quality produced, or to take into account contracted prices.
Future production volumes
Estimated production volumes were based on detailed data and took into account development plans established by management as part of the Group’s long-term planning process. When estimating FVLCD, assumptions reflect all reserves that a market participant would consider when valuing the respective CGU, which in some cases are broader in scope than the reserves that would be used in a VIU test. In determining FVLCD, risk factors may be applied to reserves which do not meet the criteria to be treated as proved.
Operating costs and capital expenditure
Operating costs and capital expenditure were based on internal budgets and forecasts and life of asset plans. Cost assumptions reflect management experience and expectations. In the case of FVLCD, cash flow projections include the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost where a market participant may take a consistent view. VIU does not take into account future development.
Discount rates
The Group uses real
post-tax
discount rates applied to real
post-tax
cash flows. The discount rates are derived using the weighted average cost of capital methodology. Adjustments to the rates are made for any risks that are not reflected in the underlying cash flows, including country risk.